                                                                     Exhibit 4.6


                                    GUARANTY

            From and after the date of the Release, each of the undersigned identified on Schedule I hereto (the "Guarantors") hereby jointly and severally unconditionally guarantees by this guaranty instrument (the "Guaranty"), pursuant to Section 10.02 of the Indenture (as defined below) to the extent set forth therein, dated as of March 14, 2003, by and among Moore North America Finance Inc., a Delaware corporation, as issuer (the "Company"), the Guarantors, as guarantors, and Bank One, N.A., as Trustee (as amended, restated or supplemented from time to time, the "Indenture"), and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal of, and premium, if any, and interest on the Notes, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal of, and premium and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in Article Ten of the Indenture, and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

            The obligations of the Guarantors to the Holders and to the Trustee pursuant to this Guaranty and the Indenture are expressly set forth in Article Ten of the Indenture, and reference is hereby made to the Indenture for the precise terms and limitations of this Guaranty. Each Holder of the Note to which this Guaranty is endorsed, by accepting such Note, agrees to and shall be bound by such provisions.

            Each Guaranty will be limited to an amount not to exceed the maximum amount that can be guaranteed by such Guarantor after giving effect to all of its other contingent and fixed liabilities without rendering such Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

            Notwithstanding anything to the contrary contained herein, in the Indenture or any other document entered into in connection therewith, the maximum liability of each Guarantor organized (or incorporated) under the laws of Belgium, England or the Netherlands (for purposes of this Guaranty, each such Guarantor, a "European Guarantor") hereunder shall be limited to an amount not to exceed the maximum amount that can be guaranteed by such European Guarantor, after giving effect to all of its other contingent and fixed liabilities without rendering this Guaranty, as it relates to such European Guarantor, a fraudulent conveyance, which for the purposes hereof shall include the meaning that any or all payments when called upon under this Guaranty as so limited shall not cause the net assets of such European Guarantor to fall below the minimum amount required under Article 333 (in case of Moore Group Services B.V.B.A.) or Article 439 (in case of each of Moore Belgium N.V. and Moore Response

Marketing N.V.) of the Belgium Company Code, or article 2:178 in conjunction with article 2:373 of the Dutch Civil Code (Burgelijk Wetboek), as the case may be, or in the case of a European Guarantor incorporated under the laws of England, shall not cause the value of such European Guarantor's assets to be less than the amount of its liabilities.

            For the avoidance of doubt, this Guaranty shall be construed in accordance with and governed by the laws of the State of New York; without giving effect to the principles of conflicts of laws thereof.

                              [Schedule I follows]

                                   SCHEDULE I

Moore Wallace Incorporated
MH Holdings Limited
Moore Holdings U.S.A. Inc.
Moore Wallace North America, Inc.
Moore Financial Inc.
The Nielsen Company
Litho Industries, Inc.
FRDK Inc.
G2.com Inc.
Peak Technologies, Inc.
Wallace Technical Services, LLC
Wallace Heritage, LLC
Visible Computer Supply Corporation
Wallace Financial Services, LLC
Thomas Packaging, Corp.
Wallace Integrated Graphics, Inc.
State Printing Company, Inc.
Commercial Press, Incorporated
Bruce Offset, Inc.
W. E. Andrews Co. Inc.
Metro Printing Incorporated
Carpenter Reserve Printing Company
Harvey Press, Inc.
Presstar Printing Corporation
The Stein Printing Company, Inc.
Moore Brasil Ltda
Moore International Hungary Financial Services Limited Liability Company Moore Group Services B.V.B.A.
Moore Business Forms Holdings UK Limited
Moore Business Forms Limited
Moore Response Marketing Limited
Moore International B.V.
Moore Response Marketing B.V.
Moore IMS B.V.
Moore Belgium N.V.
Moore Response Marketing N.V.

                         [Signatures on Following Pages]

            IN WITNESS WHEREOF, each of the Guarantors has caused this Guaranty to be signed by a duly authorized officer as of September 18, 2003.

                                 MOORE WALLACE INCORPORATED


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: EVP - Business & Legal
                                               Affairs and Secretary

                                 MH HOLDINGS LIMITED


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 MOORE HOLDINGS U.S.A. INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 MOORE WALLACE NORTH AMERICA, INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 MOORE FINANCIAL INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 THE NIELSEN COMPANY


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 LITHO INDUSTRIES, INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 FRDK INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 G2.COM INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 PEAK TECHNOLOGIES, INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 WALLACE TECHNICAL SERVICES, L.L.C.
                                 By:  Moore Wallace North America, Inc., its
                                      sole member


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: EVP - Business & Legal
                                               Affairs and Secretary

                                 WALLACE HERITAGE, L.L.C.
                                 By:  Moore Wallace North America, Inc., its
                                      sole member


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: EVP - Business & Legal
                                               Affairs and Secretary

                                 VISIBLE COMPUTER SUPPLY CORPORATION


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 WALLACE FINANCIAL SERVICES, L.L.C.
                                 By:  Moore Wallace North America, Inc., its
                                      sole member


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: EVP - Business & Legal
                                               Affairs and Secretary

                                 THOMAS PACKAGING, CORP.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 WALLACE INTEGRATED GRAPHICS, INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 STATE PRINTING COMPANY, INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 COMMERCIAL PRESS, INCORPORATED


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 BRUCE OFFSET, INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 W. E. ANDREWS CO. INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 METRO PRINTING INCORPORATED


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 CARPENTER RESERVE PRINTING COMPANY


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: President, Chief Executive
                                               Officer, Chief Financial Officer
                                               and Secretary

                                 HARVEY PRESS, INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: President, Chief Executive
                                               Officer, Chief Financial Officer
                                               and Secretary

                                 PRESSTAR PRINTING CORPORATION


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: President, Chief Executive
                                               Officer, Chief Financial Officer
                                               and Secretary

                                 THE STEIN PRINTING COMPANY, INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: President, Chief Executive
                                               Officer, Chief Financial Officer
                                               and Secretary

                                 MOORE BRASIL LTDA


                                 By:    /s/ Gastao Luis Raposo de Magalhaes
                                        ----------------------------------------
                                        Name:  Gastao Luis Raposo de
                                                    Magalhaes

                                        Title:  Director

                                 MOORE INTERNATIONAL HUNGARY FINANCIAL SERVICES LIMITED LIABILITY COMPANY


                                 By:    /s/ Laszlo Matyas
                                        ----------------------------------------
                                        Name:  Laszlo Matyas
                                        Title: Managing Director


                                 By:    /s/ Gyorgy Herczku
                                        ----------------------------------------
                                        Name:  Gyorgy Herczku
                                        Title: Managing Director

                                 MOORE GROUP SERVICES BVBA


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name: Theodore J. Theophilos
                                        Title: Authorized Officer


                                 MOORE BUSINESS FORMS HOLDINGS UK LIMITED


                                 By:    /s/ Martyn Dadds
                                        ----------------------------------------
                                        Name:  Martyn Dadds
                                        Title: Director

                                 MOORE BUSINESS FORMS LIMITED


                                 By:    /s/ Martyn Dadds
                                        ----------------------------------------
                                        Name:  Martyn Dadds
                                        Title: Director

                                 MOORE RESPONSE MARKETING LIMITED


                                 By:    /s/ Martyn Dadds
                                        ----------------------------------------
                                        Name:  Martyn Dadds
                                        Title: Director

                                 MOORE INTERNATIONAL BV


                                 By:    /s/ J.V.E. Laurie
                                        ----------------------------------------
                                        Name:  J.V.E. Laurie
                                        Title: Managing Director


                                 By:    /s/ H.P.F. Von Aesch
                                        ----------------------------------------
                                        Name:  H.P.F. Von Aesch
                                        Title: Managing Director


                                 MOORE RESPONSE MARKETING BV


                                 By:    /s/ I.E.A. Schalley
                                        ----------------------------------------
                                        Name:  I.E.A. Schalley
                                        Title: Managing Director


                                 MOORE IMS B.V.


                                 By:    /s/ I.E.A. Schalley
                                        ----------------------------------------
                                        Name:  I.E.A. Schalley
                                        Title: Managing Director

                                 MOORE BELGIUM NV


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name: Theodore J. Theophilos
                                        Title: Authorized Officer



                                 MOORE RESPONSE MARKETING NV


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name: Theodore J. Theophilos
                                        Title: Authorized Officer